Trade and other receivables	12 Months Ended
Dec. 31, 2021
Trade and other current receivables [abstract]
Trade and other receivables
6.	Trade and other receivables

	December 31, 2021	December 31, 2020
Trade receivables, net of expected credit loss	986,783	570,609
Other receivables	69,240	27,264
	1,056,023	597,873
The Group’s exposure to credit and currency risks related to trade and other receivables is disclosed in note 25 a) and d).

Trade receivables as at December 31, 2021 include $
58.2 million of
in-transit
revenue balances (December 31, 2020 – $13.5 million). Due to the short-term nature of the transportation and logistics services provided by the Group, these services are expected to be completed within the week following the year-end.